Exhibit 10.4

2005 LONG TERM INCENTIVE PLAN AWARD
Non-Qualified Stock Option Award

NON-QUALIFIED STOCK OPTION AWARD

Date of Grant:	Vesting Date:

Number of Options:	Price at Grant:	Termination Date:

The award shown in this statement is nontransferable and is subject to the terms and conditions of the United Technologies Corporation 2005 Long Term Incentive Plan.

PLEASE SIGN AND DATE PORTION BELOW THE PERFORATION AND RETURN IT IN ENVELOPE PROVIDED

2005 LONG TERM INCENTIVE PLAN AWARD
Non-Qualified Stock Option Award

NON-QUALIFIED STOCK OPTION AWARD

Date of Grant:	Vesting Date:

Number of Options:	Price at Grant:	Termination Date:

The award shown in this statement is nontransferable and is subject to the terms and conditions of the United Technologies Corporation 2005 Long Term Incentive Plan.

Please sign this form and return it in the enclosed envelope to the:

PROGRAM ADMINISTRATOR – STOCK OPTIONS

UNITED TECHNOLOGIES CORPORATION

UNITED TECHNOLOGIES BUILDING, MS 504

HARTFORD, CONNECTICUT 06101

I acknowledge receipt of this Non-Qualified Stock Option Award and the attached Schedule of Terms describing my Award. I accept this Award subject to such Schedule of Terms and the United Technologies Corporation 2005 Long Term Incentive Plan.

Signed	Date